Exhibit 10.7
PORTIONS OF THIS EXHIBIT 10.7 MARKED BY AN *** HAVE BEEN OMITTED PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
DMG — W
Jeans Accessories WS (+India)
23 June 2011/27 Jun 11/ 7 July 2011
July 8, 2011
Warnaco Asia Limited as successor to CK Jeanswear Asia Limited (“CKJA”)
CK Jeanswear Australia, Ltd. (“CKJ Aus”)
CK Jeanswear New Zealand, Ltd. (“CKJNZ”)
CK Jeanswear Korea, Ltd. (“CKJK”)
CK Jeanswear Shanghai, Ltd. (“CKJS”)
WF Overseas Fashion C.V. (“WFOF”)
(“CKJA Group Entities”)

Warnaco B.V. as successor to CKJ Jeanswear N.V. (as “guarantor”) (“CKJNV” together with the CKJA Group Entities and their respective affiliates and successors within the Warnaco family of companies, hereinafter all collectively (the “CKJ Entities” or “W” or “Warnaco”)

Re:	Calvin Klein, Inc. (“CKI”) and CKJE, CKJA and WFOF “Calvin Klein Jeans” Jeans Accessories License d. 31 Jan 06 as amended (“Jeans Accessories License”)
Ladies and Gentlemen:
The CKJ Entities have requested and CKI hereby agrees, effective July 8, 2011 (the “Effective Date”), to add India to the “Territory” covered under the Jeans Accessories License, as follows:
A.
The parties contemplate that W will be entering into and forming, together with Murjani India, Ltd. (“Murjani”) a joint venture arrangement for the sale of products and conduct of business in India (the “India Joint Venture”).

B.
CKI hereby confirms that it has provided its consent to the grant of rights by W hereunder to the India Joint Venture, provided that they are consistent with the terms and conditions of this Amendment (and, as applicable, the Jeans Accessories License).

C.
The parties confirm, acknowledge and agree that W and the India Joint Venture may enter into additional written agreements to give full effect to the grant of rights by W to the India Joint Venture, as contemplated herein (the “Additional Agreements”). The Additional Agreements shall be prepared in accordance with the terms, conditions and obligations of W under the Jeans Accessories License as amended hereby.

D.
CKI and W hereby confirm and agree that the following amendments shall be made to the Jeans Accessories License to add India to the Territory thereunder and to set forth the obligations of W (and W’s delegation of such rights and obligations to the India Joint Venture provided W guarantees performance of all such obligations by said India Joint Venture) with respect to India.

1.	The “Territory” as defined under the Jeans Accessories License shall, from and after the Effective Date include India as a separate region.
2.	The “Percentage Fees” solely with respect to the India region under the Jeans Accessories License shall be as follows:
a.	***

b.	***

c.	***

3.	The “Minimum Guaranteed Fees” (“MGF”) solely with respect to the India region under the Jeans Accessories License shall be as follows:
CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.

Year/Annual Period	MGF US$
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***
4.	The “Minimum Advertising Expenditures” (“MAE”) solely with respect to the India region under the Jeans Accessories License shall be as follows:
a.	***
b.	***
5.	Commencing in ***, the “Minimum Net Sales Thresholds” (“MNST”) solely with respect to the India region under Jeans Accessories License shall be as follows:
a.	***
b.	***
6.
MGF’s and MAE’s shall separately apply and be separately credited towards earned Percentage Fees and earned advertising expenditure as to the sales in India only, not aggregated with those for other jurisdictions or regions under the Jeans Accessories License.

7.
This amendment to the Jeans Accessories License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

8.
Except as set forth herein, the Jeans Accessories License remains in full force and effect as set forth therein. Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the Jeans Accessories License. Except as otherwise indicated herein, all terms and conditions of the Jeans Accessories License shall continue to apply. This amendment may not be amended or modified, or terminated except in writing signed by all parties hereto and exchanged amongst them.

The parties have executed this amendment as of the date first written above.
[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.

Calvin Klein, Inc.
By:	/s/ Pamela Bradford

Warnaco Asia Limited
By:	/s/ Stanley Silverstein

CK Jeanswear Australia, Ltd.

CK Jeanswear New Zealand, Ltd.

CK Jeanswear Korea, Ltd.

CK Jeanswear Shanghai, Ltd.

By:	/s/ Stanley Silverstein

WFOF Overseas Fashion C.V.
By:	/s/ Marissa Pagnani

Acknowledged by: [India Joint Venture]
By:	/s/ Stanley Silverstein